MUNIHOLDINGS
                                                              CALIFORNIA
                                                              INSURED
                                                              FUND, INC.

                               [GRAPHIC OMITTED]

                                    STRATEGIC
                                             Performance

                                                              Semi-Annual Report
                                                              December 31, 2000

MuniHoldings California Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings California Insured Fund, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                   MuniHoldings California Insured Fund, Inc., December 31, 2000

DEAR SHAREHOLDER

For the six months ended December 31, 2000, the Common Stock of MuniHoldings California Insured Fund, Inc. earned $0.386 per share income dividends, which included earned and unpaid dividends of $0.062. This represents a net annualized yield of 5.20%, based on a month-end net asset value of $14.72 per share. Over the same period, the Fund's Common Stock had a total investment return of +13.96%, based on a change in per share net asset value from $13.31 to $14.72, and assuming reinvestment of $0.385 per share income dividends.

For the six-month period ended December 31, 2000, the Fund's Preferred Stock had an average yield as follows: Series A, 3.31%; Series B, 3.33%; Series C, 3.46%; Series D, 3.65%; and Series E, 3.46%.

The Municipal Market Environment

During the six months ended December 31, 2000, long-term fixed-income securities performed very strongly. Throughout the period, a number of economic indicators, particularly employment, consumer spending and confidence, and business purchasing managers surveys, suggested that US economic growth had significantly moderated from 1999's and early 2000's robust levels. Third-quarter 2000 US gross domestic product was revised to 2.2%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. In recent months, the material decline in US equity indexes, particularly the NASDAQ, is likely to negatively impact future US economic growth. Investors are expected to curtail future expenditures in response to the significant declines in the value of their equity holdings.

Despite higher commodity prices, especially for oil and natural gas related to unseasonably cold weather throughout the United States, inflationary pressures remained muted. Recent consumer inflationary indicators were well below 3% annually. Given a slowing domestic economy and a continued benign inflationary environment, the Federal Reserve Board indicated at its December 2000 meeting that no additional short-term interest rate increases were anticipated. However, just after the close of the period, the Federal Reserve Board lowered interest rates by 0.50%. A series of such moves may likely be needed, both to stabilize and return US economic growth to its earlier levels.

Given the potential for, at least, stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. These factors helped push US Treasury bond yields lower during December 2000, as US Treasury bond yields declined 45 basis points (0.45%) to 5.45%, their lowest level in almost two years.

The six months ended December 31, 2000, was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar pattern of US Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of December 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline 50 basis points to end the period at 5.48%.

New long-term tax-exempt issuance has continued to decline, although in recent months the rate of this decline has slowed. During the past three months, almost $60 billion in new long-term municipal bonds was issued, a decline of 5.5% compared to the same three-month period in 1999. During the last 12 months, municipalities have underwritten approximately $200 billion in securities, an annual decline of 12%. This reduction in tax-exempt bond issuance helped to provide a solid technical support for the municipal bond market.

The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of approximately $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

The outlook for the tax-exempt bond market in 2001 appears quite favorable. The steeply positive yield curve and relatively high credit quality that the municipal bond market offers should continue to attract retail and institutional investors seeking both tax-exempt income and a ready substitute for relatively scarce US Government securities. Strong state and local governmental financial conditions also suggest that issuance should remain manageable. Recently, research analysts suggested that annual issuance in 2001 is likely to remain in the $200 billion range. Additionally, both Federal tax policy and tax reform are likely to be unchanged in 2001 as the recent results of the Presidential and Congressional elections do not favor quick legislation on either of these issues. These factors suggest that the strong technical position the tax-exempt market has enjoyed is likely to continue. Given recent market performance, the strong returns generated by tax-exempt products in 2000 again illustrate the investment diversification municipal bonds provide to all investors.

Portfolio Strategy

For the six-month period ended December 31, 2000, we kept the Fund fully invested to seek to deliver a high level of tax-exempt income to our shareholders. In anticipation of lower interest rates, we aggressively structured the Fund for most of the past six months. This structure generated better performance as tax-exempt bond yields declined and asset valuations rose. However, in recent months, our main portfolio strategy has been to gradually adopt a more neutral market position as interest rates have fallen. We structured the Fund with higher-couponed securities, with maturities of 15 years-20 years, which were available in the new-issue market at attractive price levels. These securities captured approximately 95% of the yield available in the entire yield curve and exhibited considerably less price volatility than longer maturity issues. Although we continue to take steps to cushion the Fund's net asset volatility, we would still classify its structure as being slightly above neutral market. The credit quality of the Fund has remained a primary concern. We purposely underutilized the portion of the Fund that can be committed to uninsured securities. This strategy helped enhance recent performance as credit spreads widened, negatively impacting the value of many lower-rated issues.

Looking forward, we expect to continue to restructure the Fund to limit any net asset volatility and remain fully invested to seek to enhance shareholder income. The strong technical position of the California short-term tax-exempt market has fostered a positively sloped yield curve, generating a significant income benefit to the Fund's Common Stock shareholder from leveraging of the Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your investment in MuniHoldings California Insured Fund Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

January 30, 2001


                                     2 & 3

                   MuniHoldings California Insured Fund, Inc., December 31, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P   Moody's  Face
   STATE            Ratings Ratings Amount     Issue                                                                 Value
===========================================================================================================================
California--94.8%   AAA     Aaa    $ 3,345     ABC California Unified School District, GO, Series A,
                                               5.625% due 8/01/2020 (f)                                             $ 3,530
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      4,000     Acalanes, California, Unified High School District, GO, 5.80%
                                               due 8/01/2024 (f)                                                      4,244
                    -------------------------------------------------------------------------------------------------------
                    NR*     Aaa      9,780     Alameda County, California, COP, RIB, Series 410, 7.48% due
                                               9/01/2021 (b)(g)                                                      11,394
                    -------------------------------------------------------------------------------------------------------
                                               Anaheim, California, Public Financing Authority, Lease
                                               Revenue Bonds (Public Improvements Project) (f):
                    AAA     Aaa      5,500       Senior-Series A, 6% due 9/01/2024                                    6,359
                    AAA     Aaa      1,250       Subordinated, Series C, 6% due 9/01/2016                             1,462
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      4,535     Bakersfield, California, COP, Refunding (Convention Center
                                               Expansion Project),
                                               5.875% due 4/01/2022 (g)                                               4,829
                    -------------------------------------------------------------------------------------------------------
                                               Berkley, California, Unified School District, GO, Series I (f):
                    AAA     Aaa      1,000       5.75% due 8/01/2019                                                  1,067
                    AAA     Aaa      1,000       5.75% due 8/01/2020                                                  1,069
                    AAA     Aaa      2,520       5.875% due 8/01/2024                                                 2,710
                    -------------------------------------------------------------------------------------------------------
                                               California Educational Facilities Authority, Revenue Refunding
                                               Bonds (Occidental College) (g):
                    AAA     Aaa      2,900       5.625% due 10/01/2017                                                3,084
                    AAA     Aaa      2,000       5.70% due 10/01/2027                                                 2,112
                    -------------------------------------------------------------------------------------------------------
                                               California HFA, Home Mortgage Revenue Bonds:
                    AAA     Aaa      2,000       Series A, 5.85% due 8/01/2016 (d)(g)                                 2,117
                    AA-     Aa2      5,000       Series D, 5.85% due 8/01/2017                                        5,317
                    -------------------------------------------------------------------------------------------------------
                    NR*     Aaa      4,505     California HFA, Revenue Bonds, AMT, Residual Certificates,
                                               Series 412, 7.59% due 8/01/2029 (a)(b)                                 4,940
                    -------------------------------------------------------------------------------------------------------
                                               California HFA, S/F Mortgage Revenue Bonds, AMT, Class II (g):
                    AAA     Aaa      3,495       Series A-1, 6% due 8/01/2020                                         3,652
                    AAA     Aaa      5,620       Series C-2, 5.625% due 8/01/2020 (d)                                 5,746
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      2,000     California Health Facilities Finance Authority Revenue Bonds
                                               (Kaiser Permanente), Series A, 5.50% due 6/01/2022 (f)                 2,080
                    -------------------------------------------------------------------------------------------------------
                                               California Health Facilities Finance Authority, Revenue
                                               Refunding Bonds:
                    A1+     VMIG1+   3,000       (Adventist Hospital), VRDN, Series A, 3.75% due 9/01/2028 (g)(h)     3,000
                    A1+     VMIG1+   1,000       (Adventist Hospital), VRDN, Series B, 3.75% due 9/01/2028 (g)(h)     1,000
                    AAA     Aaa      2,500       (Catholic Healthcare West), Series A, 6% due 7/01/2025 (g)           2,691
                    AAA     Aaa      4,500       (Children's Hospital), 5.375% due 7/01/2020 (g)                      4,610
                    AAA     Aaa      2,500       (De Las Companas), Series A, 5.75% due 7/01/2015                     2,660
                    A1+     VMIG1+   1,600       (Sutter/Catholic Healthcare System), VRDN, Series B, 3.80%
                                                 due 7/01/2012 (a)(h)                                                 1,600
                    -------------------------------------------------------------------------------------------------------
                                               California Pollution Control Financing Authority, PCR, Refunding
                                               (Pacific Gas and Electric), VRDN (h):
                    A1+     NR*      5,000       AMT, Series C, 4.60% due 11/01/2026                                  5,000
                    A1+     NR*      1,100       Series A, 4.50% due 12/01/2018                                       1,100
                    A1+     NR*      2,000       Series C, 5.85% due 11/01/2026                                       2,000
                    A1+     NR*      1,000       Series D, 5.80% due 11/01/2026                                       1,000
                    -------------------------------------------------------------------------------------------------------
                    A1+     VMIG1+   4,800     California Pollution Control Financing Authority, PCR,
                                               Refunding (Shell Oil Company Project), VRDN, Series B,
                                               3.60% due 10/01/2011 (h)                                               4,800
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      9,250     California State Department of Transportation, COP, Refunding,
                                               Series A, 5.25% due 3/01/2016 (g)                                      9,579
                    -------------------------------------------------------------------------------------------------------
                    AA-     Aa3     17,250     California State Department of Veteran Affairs, Home Purpose
                                               Revenue Bonds, AMT, Series C, 5.50% due 12/01/2019                    17,489
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      2,000     California State, GO, 5.50% due 6/01/2025 (c)                          2,079
                    -------------------------------------------------------------------------------------------------------
                    AA      Aa2      7,165     California State, GO, Refunding, Veterans, AMT, Series B, 5.50%
                                               due 12/01/2018                                                         7,266
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa     24,370     California State Public Works Board, Lease Revenue Bonds (Various
                                               University of California Projects), Series C, 5.125%
                                               due 9/01/2022 (a)                                                     24,529
                    -------------------------------------------------------------------------------------------------------
                                               California State Public Works Board, Lease Revenue Refunding Bonds:
                    AAA     Aaa      5,025       (California State University), Series A, 5.50% due 10/01/2014 (g)    5,351
                    AAA     Aaa      7,500       (Department of Corrections), Series B, 5.625% due 11/01/2019 (g)     7,880
                    AAA     Aaa      5,980       (Department of Corrections), Series B, 5% due 9/01/2021 (g)          5,980
                    AAA     Aaa      2,625       (Various Community College Project), Series B, 5.625% due
                                                 3/01/2019 (a)                                                        2,748
                    -------------------------------------------------------------------------------------------------------
                                               California Statewide Communities Development Authority, COP:
                    NR*     VMIG1+   2,100       (Continuing Care/University Project), VRDN, 3.75% due
                                                 11/15/2028 (h)                                                       2,100
                    AAA     Aaa      5,000       (Sutter Health Obligation Group), 6% due 8/15/2025 (g)               5,341
                    -------------------------------------------------------------------------------------------------------
                                               California Statewide Communities Development Authority, COP,
                                               Refunding:
                    AAA     NR*     10,000       (Huntington Memorial Hospital), 5.80% due 7/01/2026 (e)             10,534
                    AAA     NR*      2,035       (San Diego State University Foundation), 5.30% due 3/01/2017 (a)     2,100
                    -------------------------------------------------------------------------------------------------------
                    AAA     NR*      1,090     California Statewide Communities Development Authority Revenue
                                               Bonds (Los Angeles Orthopaedic Hospital Foundation), 5.50%
                                               due 6/01/2019 (a)                                                      1,129
                    -------------------------------------------------------------------------------------------------------
                                               Capistrano, California, Unified Public Financing Authority,
                                               Special Tax Revenue Refunding Bonds, First Lien, Series A (a):
                    AAA     Aaa     16,770       5.70% due 9/01/2016                                                 17,897
                    AAA     Aaa     10,640       5.70% due 9/01/2020                                                 11,241
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      8,705     Castaic Lake, California, Water Agency Revenue Bonds, COP (Water
                                               System Improvement Project), 5.50% due 8/01/2023 (a)                   9,067
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa     18,000     Central Coast Water Authority, California, Regional Facilities
                                               Revenue Refunding Bonds (State Water Project), Series A, 5%
                                               due 10/01/2022 (a)                                                    17,951
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      6,810     Chaffey, California, Unified High School District, GO, Series B,
                                               5.375% due 8/01/2022 (c)                                               7,023
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      6,995     Chino, California, Unified School District, COP, Refunding,
                                               6.125% due 9/01/2026 (f)                                               7,524
                    -------------------------------------------------------------------------------------------------------
                                               Contra Costa, California, Water District, Water Revenue Bonds,
                                               Series G (g):
                    AAA     Aaa      4,600       5.75% due 10/01/2014                                                 4,877
                    AAA     Aaa      5,000       5% due 10/01/2024                                                    4,972
                    -------------------------------------------------------------------------------------------------------
                                               Contra Costa County, California, COP, Refunding:
                    AAA     Aaa      4,570       (Capital Projects Program), 5.25% due 2/01/2021 (a)                  4,642
                    AAA     Aaa      2,000       (Merrithew Memorial Hospital Project), 5.50% due 11/01/2022 (g)      2,076
                    -------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings California Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
GO    General Obligation Bonds
HFA   Housing Finance Agency
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
S/F   Single-Family
VRDN  Variable Rate Demand Notes


                                     4 & 5

                   MuniHoldings California Insured Fund, Inc., December 31, 2000

SCHEDULE OF INVESTMENTS (continued)                              (in Thousands)

                      S&P   Moody's  Face
   STATE            Ratings Ratings Amount     Issue                                                                 Value
===========================================================================================================================
California          AAA     Aaa    $ 3,750     Culver City, California, Redevelopment Finance Authority, Tax
(continued)                                    Allocation, Revenue Refunding Bonds, Series A, 5.60% due
                                               11/01/2025 (f)                                                       $ 3,953
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      1,870     Davis, California, Joint Unified School District, Community
                                               Facilities District, Special Tax Refunding Bonds, Number
                                               1, 5.50% due 8/15/2021 (g)                                             1,932
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      5,655     East Side Union High School District, California, Santa Clara
                                               County, GO, Series E, 5% due 9/01/2023 (c)                             5,630
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      6,205     East Side Union High School District, Santa Clara County,
                                               California, GO, Series E, 5% due 9/01/2022 (c)                         6,187
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      7,000     El Dorado County, California, Public Agency Financing Authority,
                                               Revenue Refunding Bonds, 5.50% due 2/15/2021 (c)                       7,237
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      5,000     Fontana, California, Redevelopment Agency, Tax Allocation
                                               Refunding Bonds (Southwest Industrial Park Project), 5% due
                                               9/01/2022 (g)                                                          4,987
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      2,000     Fontana, California, Special Tax, Refunding (Community Facilities
                                               District Number 2), Senior Series A, 5.25% due 9/01/2017 (g)           2,064
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      4,455     Fresno, California, Airport Revenue Bonds, AMT, Series B, 5.50%
                                               due 7/01/2020 (f)                                                      4,624
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      5,200     Glendale, California, Unified School District, GO, Series B,
                                               5.125% due 9/01/2023 (f)                                               5,230
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      1,700     Inglewood, California, Unified School District, GO, Series A,
                                               5.60% due 10/01/2024 (c)                                               1,788
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      2,300     Irvine, California, Unified School District, Special Tax
                                               (Community Facilities District Number 86-1), 5.375% due
                                               11/01/2020 (a)                                                         2,377
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      4,665     Irvine, California, Unified School District, Special Tax
                                               Refunding Bonds (Community Facilities District Number 86-1),
                                               5.80% due 11/01/2020 (a)                                               5,004
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      7,500     La Quinta, California, Redevelopment Agency, Housing Tax
                                               Allocation Bonds (Redevelopment Project Areas Number 1 & 2),
                                               6% due 9/01/2025 (g)                                                   8,015
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      4,000     Long Beach, California, Bond Finance Authority, Lease Revenue
                                               Bonds (Rainbow Harbor Refinancing Project), Series A, 5.25%
                                               due 5/01/2024 (a)                                                      4,057
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      3,740     Long Beach, California, Harbor Revenue Bonds, AMT, 5.375%
                                               due 5/15/2020 (g)                                                      3,787
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      3,590     Long Beach, California, Water Revenue Refunding Bonds, Series A,
                                               5% due 5/01/2024 (g)                                                   3,570
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa     10,650     Los Altos, California, School District GO, Series A, 5%
                                               due 8/01/2023 (f)                                                     10,592
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa     22,000     Los Angeles, California, Convention and Exhibition Center
                                               Authority, Lease Revenue Refunding Bonds, Series A, 5.375%
                                               due 8/15/2018 (g)                                                     22,427
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa     11,730     Los Angeles, California, Department of Water and Power, Electric
                                               Plant Revenue Bonds, 5.50% due 6/15/2029 (f)                          11,957
                    -------------------------------------------------------------------------------------------------------
                                               Los Angeles, California, Department of Water and Power, Electric
                                               Plant Revenue Refunding Bonds:
                    A+      Aa3      2,000       5.875% due 2/15/2020                                                 2,096
                    NR*     Aa3      2,000       RIB, Series 370, 7.28% due 2/15/2024 (b)                             2,217
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      4,230     Los Angeles, California, M/F Housing Revenue Refunding Bonds,
                                               Senior Series G, 5.65% due 1/01/2014 (f)                               4,378
                    -------------------------------------------------------------------------------------------------------
                                               Los Angeles, California, Unified School District, GO:
                    AAA     Aaa      5,415       Series B, 5% due 7/01/2023 (c)                                       5,393
                    AAA     Aaa      1,890       Series C, 5.625% due 7/01/2015 (g)                                   2,046
                    AAA     Aaa      3,795       Series D, 5.375% due 7/01/2025 (c)                                   3,896
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa     10,000     Los Angeles, California, Wastewater System Revenue Bonds,
                                               Series A, 5% due 6/01/2023 (c)                                         9,946
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      7,370     Los Angeles County, California, Metropolitan Transportation
                                               Authority, Sales Tax Revenue Bonds, Proposition C, Second Senior
                                               Series B, 5.25% due 7/01/2023 (a)                                      7,417
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      5,000     Menlo Park, California, Community Development Agency, Tax
                                               Allocation Bonds (Las Pulgas Community Development Project),
                                               5.50% due 6/01/2025 (a)                                                5,229
                    -------------------------------------------------------------------------------------------------------
                    A1+     NR*      2,100     Metropolitan Water District of Southern California, Waterworks
                                               Revenue Refunding Bonds, VRDN, Series B-1, 3.60% due 7/01/2035 (h)     2,100
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      3,500     Mojave, California, Water Agency, GO, Refunding (Improvement
                                               District--Morongo Basin), 5.80% due 9/01/2022 (c)                      3,708
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      2,000     Montebello, California, Community Redevelopment Agency, Housing
                                               Tax Allocation Bonds, Series A, 5.45% due 9/01/2019 (f)                2,065
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa     16,000     Norco, California, Redevelopment Agency, Tax Allocation
                                               Refunding Bonds, (Norco Redevelopment Project--Area Number 1),
                                               5.75% due 3/01/2026 (g)                                               16,885
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      2,140     North City West, California, School Facilities Financing
                                               Authority, Special Tax Refunding Bonds, Series B, 6% due
                                               9/01/2019 (f)                                                          2,356
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa     19,450     Northern California Power Agency, Public Power Revenue Refunding
                                               Bonds (Hydroelectric Project Number One), Series A, 5.125%
                                               due 7/01/2023 (g)                                                     19,574
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      7,400     Northern California, Transmission Revenue Refunding Bonds
                                               (California--Oregon Transmission Project), Series A, 5.25%
                                               due 5/01/2020 (g)                                                      7,471
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      9,995     Oakland, California, Alameda County Unified School District, GO,
                                               Refunding, Series C, 5.50% due 8/01/2019 (c)                          10,299
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      5,245     Oakland, California, Alameda County Unified School District,
                                               GO, Series F, 5.625% due 8/01/2021 (g)                                 5,549
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      1,300     Oakland, California, GO, Measure K, Series C, 5.80% due
                                               12/15/2018 (g)                                                         1,386
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      7,105     Oakland, California, Joint Powers Financing Authority, Lease
                                               Revenue Bonds (Oakland Administration Buildings), 5.75%
                                               due 8/01/2021 (a)                                                      7,525
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      3,500     Oakland, California, State Building Authority, Lease Revenue
                                               Bonds (Elihu M. Harris), Series A, 5% due 4/01/2023 (a)                3,486
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      3,705     Oakland, California, Unified School District, GO (Alameda
                                               County), Series F, 5.625% due 8/01/2020 (g)                            3,929
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      5,750     Palm Desert, California, Financing Authority, Tax Allocation
                                               Revenue Refunding Bonds (Project Area Number 1), 5.45%
                                               due 4/01/2018 (g)                                                      5,986
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      1,000     Palm Springs, California, COP, Refunding (Multiple Capital
                                               Facilities Project), 5.75% due 4/01/2017 (a)                           1,070
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      4,000     Pittsburg, California, Public Financing Authority, Water
                                               Revenue Bonds, 5.50% due 6/01/2027 (g)                                 4,140
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      9,100     Pleasanton, California, Unified School District, GO, Series E,
                                               5.50% due 8/01/2025 (c)                                                9,433
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      4,350     Pomona, California, Public Financing Authority, Revenue
                                               Refunding Bonds (Southwest Pomona Redevelopment Project), Series
                                               W, 5% due 2/01/2024 (g)                                                4,326
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      2,000     Port Oakland, California, Port Revenue Bonds, AMT, Series G,
                                               5.375% due 11/01/2025 (g)                                              2,026
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      5,000     Port Oakland, California, Port Revenue Refunding Bonds, Series I,
                                               5.40% due 11/01/2017 (g)                                               5,221
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa     12,500     Port Oakland, California, Revenue Bonds, AMT, Series K, 5.75%
                                               due 11/01/2029 (c)                                                    13,154
                    -------------------------------------------------------------------------------------------------------


                                     6 & 7

                   MuniHoldings California Insured Fund, Inc., December 31, 2000

SCHEDULE OF INVESTMENTS (continued)                              (in Thousands)

                      S&P   Moody's  Face
   STATE            Ratings Ratings Amount     Issue                                                                 Value
===========================================================================================================================
California                                     Richmond, California, Joint Powers Financing Authority, Tax
(concluded)                                    Allocation Revenue Bonds, Series A (g):
                    AAA     Aaa    $ 1,980       5.50% due 9/01/2016                                                $ 2,120
                    AAA     Aaa      2,090       5.50% due 9/01/2017                                                  2,223
                    AAA     Aaa      2,205       5.50% due 9/01/2018                                                  2,331
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      2,000     Roseville, California, Electric System Revenue Bonds, COP, 5.50%
                                               due 2/01/2024 (f)                                                      2,080
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      6,000     Sacramento, California, Municipal Utility District, Electric
                                               Revenue Bonds, Series K, 5.70% due 7/01/2017 (a)                       6,777
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa     10,825     Sacramento, California, Municipal Utility District, Electric
                                               Revenue Refunding Bonds, Series L, 5.125% due 7/01/2022 (g)           10,895
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      3,500     Sacramento, California, Power Authority Revenue Bonds
                                               (Cogeneration Project), 5.875% due 7/01/2015 (g)                       3,780
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      7,000     Salida, California, Area Public Facilities Financing Agency,
                                               Community Facilities District Special Tax Refunding Bonds
                                               (No. 1988-1), 5.25% due 9/01/2028 (f)                                  7,067
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      5,440     San Bernardino, California, Joint Powers Financing Authority,
                                               Lease Revenue Bonds (Department of Transportation Lease), Series
                                               A, 5.50% due 12/01/2020 (g)                                            5,626
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      5,000     San Bernardino, California, Joint Powers Financing Authority,
                                               Tax Allocation Revenue Refunding Bonds, Series A, 5.75%
                                               due 10/01/2025 (f)                                                     5,250
                    -------------------------------------------------------------------------------------------------------
                    AAA     NR*      1,480     San Bernardino County, California, COP, Refunding (Medical
                                               Center Financing Project), 5.50% due 8/01/2019 (g)                     1,524
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      2,000     San Diego, California, Certificates of Undivided Interest,
                                               Water Utility Fund, Net System Revenue Bonds, 5% due 8/01/2021 (c)     2,000
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      5,055     San Diego, California, Public Facilities Financing Authority,
                                               Sewer Revenue Bonds, Series A, 5.25% due 5/15/2027 (c)                 5,108
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      6,795     San Francisco, California, Bay Area Rapid Transit District, Sales
                                               Tax Revenue Bonds, 5.50% due 7/01/2026 (c)                             7,060
                    -------------------------------------------------------------------------------------------------------
                                               San Francisco, California, City and County Airport Commission,
                                               International Airport Revenue Bonds, Second Series:
                    AAA     Aaa      5,955       AMT, Issue 10A, 5.50% due 5/01/2013 (g)                              6,255
                    AAA     Aaa      5,750       AMT, Issue 12A, 5.80% due 5/01/2021 (c)                              5,994
                    AAA     Aaa     12,660       Issue 15B, 5% due 5/01/2024 (g)                                     12,559
                    -------------------------------------------------------------------------------------------------------
                                               San Francisco, California, State Building Authority, Lease
                                               Revenue Bonds (San Francisco Civic Center Complex), Series A (a):
                    AAA     Aaa     13,000       5.25% due 12/01/2016                                                13,450
                    AAA     Aaa      9,000       5.25% due 12/01/2021                                                 9,145
                    -------------------------------------------------------------------------------------------------------
                                               San Jose, California, Redevelopment Agency, Tax Allocation
                                               Bonds (Merged Area Redevelopment Project) (a):
                    AAA     Aaa      3,000       5% due 8/01/2021                                                     3,000
                    AAA     Aaa     13,335       5% due 8/01/2026                                                    13,220
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      2,000     San Jose-Santa Clara, California, Water Financing Authority,
                                               Sewer Revenue Bonds, Series A, 5.375% due 11/15/2020 (c)               2,047
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      3,955     San Juan, California, Unified School District, GO, 5.625%
                                               due 8/01/2018 (c)                                                      4,225
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      5,000     San Mateo-Foster City, California, School District, GO, 5.30%
                                               due 8/01/2029 (c)                                                      5,084
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      1,000     Sanger, California, Unified School District, GO, Refunding, 5.60%
                                               due 8/01/2023 (g)                                                      1,098
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      4,000     Santa Clara, California, Redevelopment Agency, Tax Allocation
                                               Bonds (Bayshore North Project), Series A, 5.50% due 6/01/2023 (a)      4,179
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa     21,750     Santa Clara County, California, Financing Authority, Lease
                                               Revenue Refunding Bonds, Series A, 5% due 11/15/2022 (a)              21,691
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      9,000     Santa Fe Springs, California, Community Development, Commission
                                               Tax Allocation Refunding Bonds (Consolidated Redevelopment Project),
                                               Series A, 5% due 9/01/2022 (g)                                         8,976
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      2,500     South County, California, Regional Wastewater Authority,
                                               Revenue Refunding Bonds (Regional Wastewater Facilities Project),
                                               Series A, 5% due 8/01/2022 (g)                                         2,482
                    -------------------------------------------------------------------------------------------------------
                    A1+     VMIG1+     300     Southern California Public Power Authority, Power Project
                                               Revenue Refunding Bonds (Palo Verde Project), VRDN, Series C,
                                               4% due 7/01/2017 (a)(h)                                                  300
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      3,370     Tahoe Truckee, California, Unified School District, GO
                                               (Improvement District Number 1), Series A, 5.75%
                                               due 8/01/2020 (c)                                                      3,619
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa     13,250     Tracy, California, Area Public Facilities Financing Agency,
                                               Special Tax Refunding Bonds (Community Facilities District Number
                                               87-1), Series H, 5.875% due 10/01/2019 (g)                            14,153
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      9,250     Turlock, California, Irrigation District Revenue Refunding
                                               Bonds, Series A, 5% due 1/01/2026 (g)                                  9,172
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      6,000     University of California, COP, Series A, 5.25% due 11/01/2024 (a)      6,071
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      9,875     University of California, Hospital Revenue Bonds (University of
                                               California Medical Center), 5.75% due 7/01/2015 (a)                   10,514
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      3,000     University of California Revenue Bonds (Research Facilities),
                                               Series D, 5% due 9/01/2024 (f)                                         2,983
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa     14,200     University of California, Revenue Refunding Bonds (Multiple
                                               Purpose Projects), Series E, 5.125% due 9/01/2020 (g)                 14,353
===========================================================================================================================
Puerto Rico--4.5%                               Puerto Rico Commonwealth, GO, Public Improvement:
                    AAA     NR*      2,000       5.25% due 7/01/2018 (f)                                              2,125
                    AAA     Aaa      4,515       GO, 5.375% due 7/01/2021 (g)                                         4,650
                    AAA     Aaa      5,825       5.75% due 7/01/2026 (g)                                              6,225
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      2,850     Puerto Rico Commonwealth Highway and Transportation Authority,
                                               Highway Revenue Bonds, Series Y, 5.50% due 7/01/2026 (g)               2,936
                    -------------------------------------------------------------------------------------------------------
                                               Puerto Rico Commonwealth Highway and Transportation Authority,
                                               Transportation Revenue Bonds, Series B:
                    AAA     Aaa      1,000       5.75% due 7/01/2017 (g)                                              1,096
                    A       Baa1     5,670       6% due 7/01/2026                                                     5,977
                    -------------------------------------------------------------------------------------------------------


                                     8 & 9

                   MuniHoldings California Insured Fund, Inc., December 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P   Moody's  Face
   STATE            Ratings Ratings Amount     Issue                                                                 Value
===========================================================================================================================
Puerto Rico                                    Puerto Rico Electric Power Authority, Power Revenue Bonds,
(concluded)                                    Series HH (f):
                    AAA     Aaa    $ 1,000       5.75% due 7/01/2018                                                $ 1,093
                    AAA     Aaa      7,400       5.30% due 7/01/2020                                                  7,648
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      1,100     Puerto Rico Municipal Finance Agency, GO, Series A, 5.50% due
                                               8/01/2017 (f)                                                          1,171
                    -------------------------------------------------------------------------------------------------------
                    AAA     Aaa      5,185     Puerto Rico Public Buildings Authority, Revenue Refunding
                                               Bonds, Series L, 5.50% due 7/01/2021 (f)                               5,634
===========================================================================================================================
                    Total Investments (Cost--$808,238)--99.3%                                                       853,239

                    Other Assets Less Liabilities--0.7%                                                               5,944
                                                                                                                   --------
                    Net Assets--100.0%                                                                             $859,183
                                                                                                                   ========
===========================================================================================================================

(a)   AMBAC Insured.
(b) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2000.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   Connie Lee Insured.
(f)   FSA Insured.
(g)   MBIA Insured.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2000.
*     Not Rated.
+     Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of December 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ................................................................. 91.8%
AA/Aa ...................................................................  4.0
A/A .....................................................................  0.7
Other+ ..................................................................  2.8
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

              As of December 31, 2000
====================================================================================================================================
Assets:       Investments, at value (identified cost--$808,237,663) ................................                   $853,239,250
              Cash .................................................................................                         32,242
              Receivables:
                Interest ...........................................................................    $ 14,110,926
                Securities sold ....................................................................       9,948,793     24,059,719
                                                                                                        ------------
              Prepaid expenses .....................................................................                          7,098
                                                                                                                       ------------
              Total assets .........................................................................                    877,338,309
                                                                                                                       ------------
====================================================================================================================================
Liabilities:  Payables:
                Securities purchased ...............................................................      17,250,000
                Dividends to shareholders ..........................................................         410,782
                Investment adviser .................................................................         327,259     17,988,041
                                                                                                        ------------
              Accrued expenses and other liabilities ...............................................                        166,945
                                                                                                                       ------------
              Total liabilities ....................................................................                     18,154,986
                                                                                                                       ------------
====================================================================================================================================
Net Assets:   Net assets ...........................................................................                   $859,183,323
                                                                                                                       ============
====================================================================================================================================
Capital:      Capital Stock (200,000,000 shares authorized):
                Preferred Stock, par value $.10 per share (13,640 shares of AMPS*
                issued and outstanding at $25,000 per share liquidation preference) ................                   $341,000,000
                Common Stock, par value $.10 per share (35,194,726 shares issued and outstanding) ..    $  3,519,473
              Paid-in capital in excess of par .....................................................     525,412,138
              Undistributed investment income--net .................................................       2,318,136
              Accumulated realized capital losses on investments--net ..............................     (58,068,011)
              Unrealized appreciation on investments--net ..........................................      45,001,587
                                                                                                        ------------
              Total--Equivalent to $14.72 net asset value per share of Common Stock
              (market price--$12.75) ...............................................................                    518,183,323
                                                                                                                       ------------
              Total capital ........................................................................                   $859,183,323
                                                                                                                       ============
====================================================================================================================================

            * Auction Market Preferred Stock.

              See Notes to Financial Statements.


                                    10 & 11

                   MuniHoldings California Insured Fund, Inc., December 31, 2000

STATEMENT OF OPERATIONS

                      For the Six Months Ended December 31, 2000
====================================================================================================================================
Investment            Interest and amortization of premium and discount earned .....................                   $ 21,959,316
Income:
====================================================================================================================================
Expenses:             Investment advisory fees .....................................................    $  2,290,412
                      Commission fees ..............................................................         405,883
                      Accounting services ..........................................................          73,018
                      Professional fees ............................................................          37,221
                      Transfer agent fees ..........................................................          36,028
                      Custodian fees ...............................................................          28,877
                      Directors' fees and expenses .................................................          21,480
                      Listing fees .................................................................          19,336
                      Printing and shareholder reports .............................................          19,132
                      Pricing fees .................................................................           7,509
                      Other ........................................................................          25,148
                                                                                                        ------------
                      Total expenses before reimbursement ..........................................       2,964,044
                      Reimbursement of expenses ....................................................        (280,298)
                                                                                                        ------------
                      Total expenses after reimbursement ...........................................                      2,683,746
                                                                                                                       ------------
                      Investment income--net .......................................................                     19,275,570
                                                                                                                       ------------
====================================================================================================================================
Realized &            Realized gain on investments .................................................                      6,037,445
Unrealized Gain on    Change in unrealized appreciation on investments--net ........................                     43,991,087
Investments--Net:                                                                                                      ------------
                      Net Increase in Net Assets Resulting from Operations .........................                   $ 69,304,102
                                                                                                                       ============
====================================================================================================================================

                      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        For the Six       For the
                                                                                                        Months Ended     Year Ended
                                                                                                        December 31,      June 30,
                   Increase (Decrease) in Net Assets:                                                        2000           2000
====================================================================================================================================
Operations:        Investment income--net ..........................................................    $ 19,275,570   $ 20,000,299
                   Realized gain (loss) on investments--net ........................................       6,037,445    (28,432,990)
                   Change in unrealized appreciation/depreciation on investments--net ..............      43,991,087     36,259,129
                                                                                                        ------------   ------------
                   Net increase in net assets resulting from operations ............................      69,304,102     27,826,438
                                                                                                        ------------   ------------
====================================================================================================================================
Dividends          Investment income--net:
to Shareholders:     Common Stock ..................................................................     (13,561,866)   (12,675,535)
                     Preferred Stock ...............................................................      (5,919,135)    (6,252,855)
                                                                                                        ------------   ------------
                   Net decrease in net assets resulting from dividends to shareholders .............     (19,481,001)   (18,928,390)
                                                                                                        ------------   ------------
====================================================================================================================================
Capital Stock      Proceeds from issuance of Common Stock resulting from reorganization ............              --    318,244,965
Transactions:      Proceeds from issuance of Preferred Stock resulting from reorganization .........              --    245,000,000
                   Value of shares issued to Common Stock shareholders in reinvestment of dividends               --        144,287
                                                                                                        ------------   ------------
                   Net increase in net assets derived from capital stock transactions ..............              --    563,389,252
                                                                                                        ------------   ------------
====================================================================================================================================
Net Assets:        Total increase in net assets ....................................................      49,823,101    572,287,300
                   Beginning of period .............................................................     809,360,222    237,072,922
                                                                                                        ------------   ------------
                   End of period* ..................................................................    $859,183,323   $809,360,222
                                                                                                        ============   ============
====================================================================================================================================
                   * Undistributed investment income--net ..........................................    $  2,318,136   $  2,523,567
                                                                                                        ============   ============
====================================================================================================================================

                   See Notes to Financial Statements.


                                    12 & 13

                   MuniHoldings California Insured Fund, Inc., December 31, 2000

FINANCIAL HIGHLIGHTS

                       The following per share data and ratios have been derived   For the Six   For the Year Ended   For the Period
                       from information provided in the financial statements.      Months Ended        June 30,       Feb. 27, 1998+
                                                                                   December 31,  ------------------     to June 30,
                       Increase (Decrease) in Net Asset Value:                       2000++++      2000       1999         1998
====================================================================================================================================
Per Share              Net asset value, beginning of period .......................  $  13.31    $  14.38  $  14.96     $  15.00
Operating                                                                            --------    --------  --------     --------
Performance:           Investment income--net .....................................       .55        1.11      1.13          .38
                       Realized and unrealized gain (loss) on investments--net ....      1.42       (1.03)     (.57)         .01
                                                                                     --------    --------  --------     --------
                       Total from investment operations ...........................      1.97         .08       .56          .39
                                                                                     --------    --------  --------     --------
                       Less dividends and distributions to Common Stock
                       shareholders:
                         Investment income--net ...................................      (.39)       (.81)     (.80)        (.21)
                         Realized gain on investments--net ........................        --          --      (.03)          --
                                                                                     --------    --------  --------     --------
                       Total dividends and distributions to Common Stock
                       shareholders ...............................................      (.39)       (.81)     (.83)        (.21)
                                                                                     --------    --------  --------     --------
                       Capital charge resulting from issuance of Common Stock .....        --          --        --         (.03)
                                                                                     --------    --------  --------     --------
                       Effect of Preferred Stock activity:
                         Dividends and distributions to Preferred Stock
                         shareholders:
                           Investment income--net .................................      (.17)       (.34)     (.30)        (.10)
                           Realized gain on investments--net ......................        --          --      (.01)          --
                         Capital charge resulting from issuance of Preferred Stock         --          --        --         (.09)
                                                                                     --------    --------  --------     --------
                       Total effect of Preferred Stock activity ...................      (.17)       (.34)     (.31)        (.19)
                                                                                     --------    --------  --------     --------
                       Net asset value, end of period .............................  $  14.72    $  13.31  $  14.38     $  14.96
                                                                                     ========    ========  ========     ========
                       Market price per share, end of period ......................  $  12.75    $12.3125  $  13.00     $  15.00
                                                                                     ========    ========  ========     ========
====================================================================================================================================
Total Investment       Based on market price per share ............................     6.71%@      1.06%    (8.34%)       1.42%@
Return:**                                                                            ========    ========  ========     ========
                       Based on net asset value per share .........................    13.96%@     (1.23%)    1.66%        1.15%@
                                                                                     ========    ========  ========     ========
====================================================================================================================================
Ratios Based on        Total expenses, net of reimbursement and excluding
Average Net Assets     reorganization expenses*** .................................     1.09%*      1.20%     1.09%         .38%*
Of Common Stock:                                                                     ========    ========  ========     ========
                       Total expenses, excluding reorganization expenses*** .......     1.09%*      1.31%     1.23%        1.19%*
                                                                                     ========    ========  ========     ========
                       Total expenses*** ..........................................     1.21%*      1.50%     1.23%        1.19%*
                                                                                     ========    ========  ========     ========
                       Total investment income--net*** ............................     7.85%*      8.50%     7.42%        8.00%*
                                                                                     ========    ========  ========     ========
                       Amount of dividends to Preferred Stock shareholders ........     2.41%*      2.66%     1.93%        2.15%*
                                                                                     ========    ========  ========     ========
                       Investment income--net, to Common Stock shareholders .......     5.44%*      5.84%     5.49%        5.85%*
                                                                                     ========    ========  ========     ========
====================================================================================================================================
Ratios Based on        Total expenses, net of reimbursement and excluding
Total Average net      reorganization expenses ....................................      .64%*       .69%      .67%         .24%*
Assets:***++                                                                         ========    ========  ========     ========
                       Total expenses, excluding reorganization expenses ..........      .64%*       .75%      .75%         .75%*
                                                                                     ========    ========  ========     ========
                       Total expenses .............................................      .71%*       .86%      .75%         .75%*
                                                                                     ========    ========  ========     ========
                       Total investment income--net ...............................     4.63%*      4.85%     4.53%        5.05%*
                                                                                     ========    ========  ========     ========
====================================================================================================================================
Ratios Based on        Dividends to Preferred Stock shareholders ..................     3.46%*      3.54%     3.02%        3.65%*
Average Net Assets                                                                   ========    ========  ========     ========
Of Preferred Stock:
====================================================================================================================================
Supplemental Data:     Net assets, net of Preferred Stock, end of period
                       (in thousands) .............................................  $518,183    $468,360  $141,073     $146,717
                                                                                     ========    ========  ========     ========
                       Preferred Stock outstanding, end of period (in thousands) ..  $341,000    $341,000  $ 96,000     $ 96,000
                                                                                     ========    ========  ========     ========
                       Portfolio turnover .........................................    28.43%     105.22%    82.36%       64.17%
                                                                                     ========    ========  ========     ========
====================================================================================================================================
Leverage:              Asset coverage per $1,000 ..................................  $  2,520    $  2,373  $  2,470     $  2,528
                                                                                     ========    ========  ========     ========
====================================================================================================================================
Dividends Per          Series A--Investment income--net ...........................  $    415    $    915  $    775     $    262
Share on Preferred                                                                   ========    ========  ========     ========
Stock Outstanding:+++  Series B--Investment income--net ...........................  $    418    $    830  $    735     $    257
                                                                                     ========    ========  ========     ========
                       Series C--Investment income--net ...........................  $    434    $    284        --           --
                                                                                     ========    ========  ========     ========
                       Series D--Investment income--net ...........................  $    458    $    288        --           --
                                                                                     ========    ========  ========     ========
                       Series E--Investment income--net ...........................  $    434    $    314        --           --
                                                                                     ========    ========  ========     ========
====================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++    Includes Common and Preferred Stock average net assets.
+++ The Fund's Preferred Stock was issued on March 19, 1998 for Series A and Series B; and on March 6, 2000 for Series C, Series D and Series E.
@     Aggregate total investment return.
++++  Based on average shares outstanding.

      See Notes to Financial Statements.


                                    14 & 15

                   MuniHoldings California Insured Fund, Inc., December 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings California Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended December 31, 2000, FAM earned fees of $2,290,412, of which $280,298 was waived.

Accounting services were provided to the Fund by FAM.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2000 were $230,463,603 and $226,546,308, respectively.

Net realized gains for the six months ended December 31, 2000 and net unrealized gains as of December 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                         Realized    Unrealized
                                                          Gains         Gains
--------------------------------------------------------------------------------
Long-term investments ..............................   $ 6,037,445   $45,001,587
                                                       -----------   -----------
Total ..............................................   $ 6,037,445   $45,001,587
                                                       ===========   ===========
--------------------------------------------------------------------------------

As of December 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $45,001,587, of which $45,065,702 related to appreciated securities and $64,115 related to depreciated securities. The aggregate cost of investments at December 31, 2000 for Federal income tax purposes was $808,237,663.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended December 31, 2000 remained constant. Shares issued and outstanding during the year ended June 30, 2000 increased by 25,375,893 as a result of issuance of Common Stock from reorganization and by 11,885 as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at December 31, 2000 were: Series A, 5.00%; Series B, 3.15%; Series C, 3.60%; Series D, 3.45%; and Series E, 3.50%.

Shares issued and outstanding during the six months ended December 31, 2000 remained constant. Shares issued and outstanding during the year ended June 30, 2000 increased by 9,800 as a result of issuance of Preferred Stock from reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended December 31, 2000, MLPF&S earned $163,006 as commissions.

5. Capital Loss Carryforward:

At June 30, 2000, the Fund had a net capital loss carryforward of approximately $21,908,000, of which $4,346,000 expires in 2006, $11,359,000 expires in 2007 and $6,203,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On January 4, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.062376 per share, payable on January 30, 2001 to shareholders of record as of January 16, 2001.


                                    16 & 17

                   MuniHoldings California Insured Fund, Inc., December 31, 2000

PROXY RESULTS

During the six-month period ended December 31, 2000, MuniHoldings California Insured Fund, Inc.'s Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 13, 2000. The description of each proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------
                                                  Shares Voted      Shares Voted
                                                      For              Against
--------------------------------------------------------------------------------
1. To elect Directors:    Terry K. Glenn           34,455,615          474,322
                          James H. Bodurtha        34,447,305          482,632
                          Herbert I. London        34,455,666          474,271
                          Roberta Cooper Ramo      34,433,029          496,908
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Shares Voted   Shares Voted  Shares Voted
                                                                                               For          Against        Abstain
------------------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors
   for the current fiscal year.                                                             34,286,572      226,508        416,857
------------------------------------------------------------------------------------------------------------------------------------

During the six-month period ended December 31, 2000, MuniHoldings California Insured Fund, Inc.'s Preferred Stock shareholders voted on the following proposal. The proposal was adjourned until February 15, 2001. The description of the proposal is as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Shares Voted   Shares Voted  Shares Voted
                                                                                               For          Against        Abstain
------------------------------------------------------------------------------------------------------------------------------------
1. To approve the Agreement and Plan of Reorganization between the Fund and
   MuniHoldings California Insured Fund V, Inc.                                              Adjourned     Adjourned      Adjourned
------------------------------------------------------------------------------------------------------------------------------------

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Arthur Zeikel, Director of MuniHoldings California Insured Fund, Inc. has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MUC


                                    18 & 19

MuniHoldings California Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal and California income taxes. The Fund seeks to achieve this objective by investing primarily in a portfolio of long-term investment grade municipal obligations the interest of which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings California Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniHoldings California
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                        #HOLDCA--12/00

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